Form of Notice of Withdrawal of Tender

       (To be provided only to Investors that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                   Regarding Limited Partnership Interests in

                           SEI OPPORTUNITY FUND, L.P.

                   Tendered Pursuant to the Offer to Purchase
                               Dated June 28, 2006

              -----------------------------------------------------

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                RECEIVED BY THE FUND BY, 5:00 P.M., EASTERN TIME,
                 ON JULY 27, 2006, UNLESS THE OFFER IS EXTENDED.

              -----------------------------------------------------

   COMPLETE THIS NOTICE OF WITHDRAWAL OF TENDER AND RETURN BY MAIL OR FAX TO:

                            SEI Private Trust Company
                    Attention: Advisor Network (Service Team)
                                  P.O. Box 1098
                               Oaks, PA 19456-9907
                              OR Fax: 484-676-1021


        For additional information contact your account service director


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        YOU ARE RESPONSIBLE FOR CONFIRMING THAT SEI PRIVATE TRUST COMPANY
        RECEIVES THIS NOTICE OF WITHDRAWAL OF TENDER IN A TIMELY MANNER.


Ladies and Gentlemen:

     The undersigned wishes to withdraw the tender of its limited partnership interest in SEI OPPORTUNITY FUND, L.P. (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

            [  ]  Entire limited partnership interest.

            [  ]  Portion of limited partnership  interest expressed as a specific dollar value.  $______________

            [  ]  Portion  of  limited  partnership  interest  in  excess of the
                  Required Minimum Balance.

          The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S):

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FOR INDIVIDUAL INVESTORS                  FOR OTHER INVESTORS:
AND JOINT OWNERSHIP:



----------------------------------------  --------------------------------------
Signature                                 Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS
APPEARED IN SUBSCRIPTION DOCUMENTS)



----------------------------------------  --------------------------------------
Print Name of Investor                    Signature
                                          (SIGNATURE OF OWNER(S) EXACTLY AS
                                          APPEARED IN SUBSCRIPTION DOCUMENTS)



----------------------------------------  --------------------------------------
Joint Owner Signature if necessary        Print Name of Signatory and Title
(SIGNATURE OF  JOINT OWNER(S) EXACTLY
AS APPEARED IN SUBSCRIPTION DOCUMENTS)
----------------------------------------  --------------------------------------


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----------------------------------------  --------------------------------------
Print Name of Joint Owner                 Co-signatory if necessary
                                          (SIGNATURE OF OWNER(S) EXACTLY AS
                                          APPEARED IN SUBSCRIPTION DOCUMENTS)




                                          --------------------------------------
                                          Print Name and Title of Co-signatory

----------------------------------------  --------------------------------------

Date:_____________


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